STRATTON
GROWTH
FUND, INC.
--------------------------------------------------------------------------------






     SGF
--------------------------------------------------------------------------------
           ANNUAL REPORT
           DECEMBER 31, 1996

                                FUND HIGHLIGHTS

                                       December 31,     November 29,
                                          1996             1996
                                       ------------     ------------

    Total Net Assets..............  $    44,801,256  $    45,227,726
    Net Asset Value Per Share.....  $         27.00  $         27.36
    Shares Outstanding............        1,659,408        1,653,266
    Number of Shareholders........            1,239            1,243
    Average Size Account..........  $        36,159  $        36,386

--------------------------------------------------------------------

         Portfolio Changes For the One Month* Ended December 31, 1996

                                Major Purchases

                           El Paso Energy Corp./(1)/
                         Pharmacia & Upjohn, Inc./(1)/

                              /(1)/ New Holdings



Ten Largest Holdings December 31, 1996

                                     Market     Percent
                                      Value      of TNA
                                   -----------  --------
CoreStates Financial Corp........  $ 2,885,547      6.4%
EG & G, Inc......................    2,012,500      4.5
Sturm, Ruger & Co., Inc..........    1,937,500      4.3
Du Pont (E.I.) De Nemours & Co...    1,887,500      4.2
Olin Corp........................    1,881,250      4.2
PNC Bank Corp....................    1,881,250      4.2
International Paper Co...........    1,840,454      4.1
American Express Co..............    1,695,000      3.8
Carpenter Technology Corp........    1,684,750      3.8
Pitney Bowes, Inc................    1,635,000      3.7
                                   -----------     ----
                                   $19,340,751     43.2%
                                   ===========     ====

*Shortened period due to change in fiscal year end.

DEAR SHAREHOLDER:

The Board of Directors of Stratton Funds determined to change the fiscal year of all Funds to end on December 31. Therefore, you are receiving an annual report from Stratton Growth Fund, which reflects these seven months ending on December 31, 1996. The primary reason for this change was to permit all of the Funds' reports to be printed and mailed together in the future. This should save significant shareholder expense in printing and postage and reduce the expense ratio of the Funds. In the future, you will receive a combined quarterly report starting with the March 31, 1997 quarter.

The year 1996 was a good one for Stratton Growth Fund. Our total return was 14.17%. Total assets grew to $44,801,256, reflecting the per share growth. Stratton Growth Fund's net asset value per share closed at $27.00 as of December 31, 1996. During those seven months, the Fund paid a July capital gains distribution of $1.21 per share and two income dividends totaling $0.58 per share.

Portfolio activity during the fiscal seven months has returned to a normal level; our portfolio turnover rate was 20.3%. During the most recent month we added two new securities to our portfolio: El Paso Energy Corp., a natural gas transportation company and Pharmacia & Upjohn, Inc., a diversified global drug company. Our largest single industry categories remain banking and financial at 15.8%, consumer products at 13.7%, paper at 10.2% and energy at 9.6%. Our annualized expense ratio for the seven month period remained at a low level of 1.17%. Continued growth in assets should assist in further reducing the expense ratio.

The Federal Reserve is looking at an economy that seems to be slowing down. It also recognizes that fiscal policy is disinflationary. Therefore, they should be reviewing the possibilities toward an easing in interest rates. The problem, however, is the stock market. The stock market has been fed by a large supply of excess funds flowing into it and has been fueled by lower interest rates. A cut by the Fed in short-term rates at this time would add only more fuel to the liquidity fire igniting Wall Street. That is why Alan Greenspan attempted to "jaw-bone" the market. The Fed is trapped between the problems of a softening world economy and low global rates offset by a sharply rising domestic stock market.

Our average annual total return for fifteen years has been 14.02% as shown on page 5. More recently our three year average annual total return has averaged 19.0%. The table on page 4 shows that a $10,000 investment in the Fund at its inception would have grown to $154,479 by December 31, 1996 if you reinvested all dividends and capital gains distributions. Such results should reward investors with long term objectives such as retirement and educational needs. We welcome new investors to the Fund and hope that you will continue to recommend this Fund to your friends and associates. As a 100% No Load Fund, with no sales charges, it is through your active support that our Fund becomes known to a broader circle of investors.

                               Sincerely yours,



     James W. Stratton                                       John A. Affleck
          Chairman                                           President

February 10, 1997

                [ILLUSTRATION OF AN ASSUMED $10,000 INVESTMENT
                        IN STRATTON GROWTH FUND, INC.]

     (With all Dividend Income and Capital Gains Distribution Reinvested)


                             [GRAPH APPEARS HERE]


                            --------------------------------------------------------------------------------------
        Initial Investment  $7,630  11,280  14,155  14,597  17,299  24,755  38,310  30,774  31,059  32,464  32,622

     Reinvested Inc. Divs.  $   43     458   1,217   2,147   3,703   6,347  10,805  11,062  14,859  21,871  26,652

     Reinvested Cap. Gains
             Distributions  $  -       -       -       -       -       -     3,857  10,945  22,901  27,527  35,156
                            --------------------------------------------------------------------------------------
               Total Value  $7,630  11,738  15,372  16,744  21,002  31,102  52,972  52,781  68,819  81,862  94,430
                            ======================================================================================
    If Divs. and Distribs.
       Were Taken in Cash:

          $ Amt. Div. Inc.  $   48     309     537     782     932     663     537   1,548   1,959   2,440   1,699

$ Amt. Cap. Gains Distrib.  $   -      -       -       -       -       -     2,070   5,687   6,287   1,414   2,718
                            --------------------------------------------------------------------------------------

                            ----------------
        Initial Investment   42,938   42,654

     Reinvested Inc. Divs.   41,919   44,981

     Reinvested Cap. Gains
             Distributions   60,327   66,644
                            ----------------
               Total Value  145,164  154,479
                            ================
    If Divs. and Distribs.
       Were Taken in Cash:

          $ Amt. Div. Inc.    1,706      916 = 14.074 TOTAL DIV. INC.

$ Amt. Cap. Gains Distrib.    3,507    1,911 = 23,504 TOTAL CAP. GAINS
                            ----------------

NOTE: If dividend income and capital gains distributions were taken in cash, the results would be as shown above under "value of original shares."

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            PERFORMANCE COMPARISONS
 (Price Appreciation Plus Dividends & Capital Gains Distributions Reinvested)

   Period Ended     Average Annual    Aggregate
     12/31/96        Total Return   Total Return
------------------  --------------  ------------
      1 year           +14.17%        +   14.17%
      3 year           +19.00         +   68.49
      5 year           +13.85         +   91.31
     10 year           +12.27         +  218.07
     15 year           +14.02         +  615.30
     20 year           +12.92         +1,036.97


The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The aggregate total return is computed by determining the aggregate compounded rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment.

All dividends and capital gains distributions have been reinvested on the reinvestment dates during the period. There are no sales charges, 12b-1, or redemption fees of any kind in Stratton Growth Fund, Inc. Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                             Past Performance Results
      Period             Stratton Growth Fund Per Share Data           Dividends & Capital Gains Reinvested
--------------------------------------------------------------------------------------------------------------------
    Year Ended          Net Asset   Income         Capital Gains        Year-End         Total Investment
    December 31           Value    Dividends       Distributions          Value               Return
--------------------------------------------------------------------------------------------------------------------
9/30/72 (inception)      $ 6.33        -                  -             $10,000                   -
       1972                7.20        -                  -              11,374             +     13.7 %
       1973                5.48     $0.029                -               8,706             -     23.5
       1974                4.48      0.07                 -               7,223             -     17.0
       1975                5.91      0.125                -               9,716             +     34.5
       1976                8.11      0.14                 -              13,587             +     39.8
       1977                8.04      0.2                  -              13,794             +      1.5
       1978                8.39      0.235                -              14,786             +      7.2
       1979                9.65      0.26                 -              17,487             +     18.3
       1980               12.36      0.31                 -              23,139             +     32.3
       1981               11.26      0.28                 -              21,596             -      6.7
       1982               14.52      0.29                 -              28,619             +     32.5
       1983               18.21      0.13                 -              36,143             +     26.3
       1984               16.45      0.14             $ 0.70             34,438             -      4.7
       1985               20.09      0.20               0.61             43,885             +     27.4
       1986               20.02      0.28               2.07             48,567             +     10.7
       1987               17.23      0.70               1.53             46,685             -      3.9
       1988               19.06      0.53               1.49             57,231             +     22.6
       1989               20.24      0.71               2.49             70,849             +     23.8
       1990               17.63      0.82               0.46             66,087             -      6.7
       1991               20.27      0.725              0.435            80,747             +     22.2
       1992               20.19      0.565              0.815            86,167             +      6.7
       1993               20.05      0.51               0.905            91,687             +      6.4
       1994               19.61      0.54               1.275            98,276             +      7.2
       1995               25.33      0.54               0.945           135,302             +     37.7
       1996               27.00      0.58               1.21            154,479             +     14.2
--------------------------------------------------------------------------------------------------------------------
                          Totals:   $8.909            $14.935          Aggregate:           +  1,444.8 %
--------------------------------------------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     STRATTON GROWTH FUND AND THE S&P 500*
                  TEN YEAR PERFORMANCE (12/31/86 - 12/31/96)

                 [GRAPH OF STRATTON GROWTH FUND APPEARS HERE]

      Average Annual Total Return
           1 Year      5 Year      10 Year
           14.17%      13.85%      12.27%

       SGF         S&P 500
  1986    $10,000     $10,000
  1987     $9,612     $10,524
  1988    $11,784     $12,268
  1989    $14,588     $16,150
  1990    $13,607     $15,679
  1991    $16,626     $20,463
  1992    $17,742     $22,018
  1993    $18,878     $24,240
  1994    $20,235     $24,549
  1995    $27,859     $33,762
  1996    $31,807     $41,525


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     STRATTON GROWTH FUND AND THE S&P 500*
                   LIFETIME PERFORMANCE (9/30/72 - 12/31/96)

                 [GRAPH OF STRATTON GROWTH FUND APPEARS HERE]

      Average Annual Total Return
           1 Year      5 Year      10 Year   15 Year   20 Year
           14.17%      13.85%      12.27%    14.02%    12.92%

       SGF         S&P 500
    72    $10,000     $10,000
    73     $8,007      $9,672
    74     $7,673      $8,330
    75    $10,061      $9,125
    76    $11,738     $10,437
    77    $13,570     $10,437
    78    $15,372     $11,103
    79    $16,038     $11,913
    80    $16,744     $14,117
    81    $23,101     $17,656
    82    $21,002     $15,747
    83    $35,320     $24,078
    84    $31,102     $23,376
    85    $39,441     $30,826
    86    $52,972     $41,874
    87    $53,953     $50,748
    88    $52,781     $47,426
    89    $65,579     $60,060
    90    $68,819     $70,186
    91    $74,034     $78,456
    92    $81,862     $86,236
    93    $89,155     $96,234
    94    $94,430    $100,333
    95   $112,007    $120,530
    96   $154,479    $173,741

   Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                  *  THE S&P 500 INDEX IS AN UNMANAGED INDEX.

               DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

The Stratton Growth Fund seeks, as its primary objective, possible growth of capital with current income as a secondary objective. Studies of historical data show that investing in high yielding common stocks can produce above-average returns while lowering risk and preserving capital. For Stratton Management, the common stock yield is the primary screen in sorting through the equity universe.

From an overall equity universe of more than 2500 companies, we screen down to about 350 companies by selecting stocks with a market capitalization over $200 million which also possess a dividend yield at least one-third greater than the yield on the S&P 500. Our second screen then reduces the universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage. These tend to be done more on a specific industry basis. Our third step in the review involves fundamental analysis of important characteristics such as earnings, cash flow, management strengths and relative industry competitive position. In this manner we reduce the Stratton Growth Fund's buy candidate list to less than 40 stocks. These stocks are then available for addition to the Fund.

This is the same process that is applied at Stratton Management for the investment of most institutional tax-exempt funds, such as endowments and retirement plans, with a total return objective. The process is carried out by the investment strategy committee which has seven members. The final selection of stocks for the portfolio of Stratton Growth Fund is made by James W. Stratton, who has served as portfolio manager for 25 years. In his absence, a back-up manager, John A. Affleck, serves.

We emphasize a clearly quantifiable sell discipline. As stocks rise in price, their yield will drop. When the yield in a portfolio stock drops to only match the yield of the S&P 500, half of our position is normally sold. If the yield on the stock continues to decline to 75% of the S&P 500 yield, the remaining position is normally sold. Individual holdings are reviewed on a daily basis to insure that the dividend criteria remain sound and that the fundamental values are secured. When better purchase candidates emerge within our yield universe, we may trade from existing holdings. Our portfolio turnover normally averages between 40% and 70% depending upon market conditions.

The primary investment characteristics of the portfolio are as follows: approximately 30 to 40 companies will be held; volatility, as measured by the Beta, of the stocks should be below average; the average portfolio yield should exceed the S&P 500 yield by 50%. By combining high dividend yields and lower than average price volatility, the Fund should produce good relative performance in up markets and superior relative performance in down markets. This is our long-term objective.

Conditions relating to the Fund's performance over the past twelve months and our outlook for the next twelve months are presented in the President's letter on page 2.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1996

                                                                        Market
Number of                                                                Value
 Shares                             Security                            (Note 1)
---------                           --------                         --------------
            COMMON STOCKS - 92.2%
            Banking/Financial - 15.8%
 15,000     Comerica, Inc. ........................................  $      785,625
 20,000     Commerce Bancorp, Inc. ................................         660,000
 55,625     CoreStates Financial Corp. ............................       2,885,547
 50,000     PNC Bank Corp. ........................................       1,881,250
 20,000     Summit Bancorp, Inc. ..................................         875,000
                                                                     --------------
                                                                          7,087,422
                                                                     --------------

            Business Services - 7.4%
 30,000     American Express Co. ..................................       1,695,000
 30,000     Pitney Bowes, Inc. ....................................       1,635,000
                                                                     --------------
                                                                          3,330,000
                                                                     --------------

            Capital Goods/Technology - 7.6%
100,000     EG & G, Inc. ..........................................       2,012,500
 20,000     Harris Corp. ..........................................       1,372,500
                                                                     --------------
                                                                          3,385,000
                                                                     --------------

            Chemical - 8.4%
 20,000     Du Pont (E.I.) De Nemours & Co. .......................       1,887,500
 50,000     Olin Corp. ............................................       1,881,250
                                                                     --------------
                                                                          3,768,750
                                                                     --------------

            Consumer Products - 13.7%
 50,000     Hormel Foods Corp. ....................................       1,350,000
 14,000     Kimberly-Clark Corp. ..................................       1,333,500
 40,000     The Quaker Oats Co. ...................................       1,525,000
100,000     Sturm, Ruger & Co., Inc. ..............................       1,937,500
                                                                     --------------
                                                                          6,146,000
                                                                     --------------

            Energy - 9.6%
 10,000     Atlantic Richfield Co. ................................       1,325,000
 10,000     El Paso Energy Corp. ..................................         505,000
 10,000     Exxon Corp. ...........................................         980,000
 12,000     Mobil Corp. ...........................................       1,467,000
                                                                     --------------
                                                                          4,277,000
                                                                     --------------

            Health Care - 6.3%
 20,000     American Home Products Corp. ..........................       1,172,500
 25,000     Pharmacia & Upjohn, Inc. ..............................         990,625
 10,000     SmithKline Beecham PLC ADRs ...........................         680,000
                                                                     --------------
                                                                          2,843,125
                                                                     --------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 1996

                                                                        Market
Number of                                                                Value
 Shares                             Security                            (Note 1)
---------                           --------                         --------------

            COMMON STOCKS - 92.2% (continued)
            Insurance/Services - 9.4%
 30,000     American General Corp. ................................  $    1,226,250
 15,000     Aon Corp. .............................................         931,875
 20,000     Lincoln National Corp. ................................       1,050,000
 30,000     USLife Corp. ..........................................         997,500
                                                                     --------------
                                                                          4,205,625
                                                                     --------------

            Metals - 3.8%
 46,000     Carpenter Technology Corp. ............................       1,684,750
                                                                     --------------

            Paper - 10.2%
 40,000     Glatfelter (P.H.) Co. .................................         720,000
 45,584     International Paper Co. ...............................       1,840,454
 45,000     Westvaco Corp. ........................................       1,293,750
 15,000     Weyerhaeuser Co. ......................................         710,625
                                                                     --------------
                                                                          4,564,829
                                                                     --------------

            Total Common Stocks (cost $27,145,076).................      41,292,501
                                                                     --------------

Principal
 Amount
---------
            SHORT-TERM NOTES - 7.6%
$1,715,000  Ford Motor Credit Corp. 5.80% due 01/06/97.............       1,715,000
$1,715,000  General Electric Capital Corp. 5.50% due 01/09/97......       1,715,000
                                                                     --------------

            Total Short-Term Notes (cost $3,430,000)...............       3,430,000
                                                                     --------------

            Total Investments - 99.8%  (cost $30,575,076)*.........      44,722,501

            Cash and Other Assets, Less Liabilities - 0.2%.........          78,755
                                                                     --------------

            NET ASSETS - 100.0%....................................  $   44,801,256
                                                                     ==============

* Aggregate cost for federal income tax purposes is $30,575,076; and net unrealized appreciation is as follows:

      Gross unrealized appreciation..........................  $   14,160,538
      Gross unrealized depreciation..........................         (13,113)
                                                               --------------
          Net unrealized appreciation........................  $   14,147,425
                                                               ==============

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996

ASSETS
    Investments in securities at market value (identified cost $30,575,076) (Note 1)..... $ 44,722,501
    Cash.................................................................................       61,583
    Dividends and interest receivable....................................................       67,288
    Prepaid expenses.....................................................................        8,719
    Receivable for capital stock sold....................................................          232
                                                                                          ------------
        Total Assets.....................................................................   44,860,323
                                                                                          ------------

LIABILITIES
    Accrued expenses.....................................................................       32,028
    Payable for capital stock redeemed...................................................       27,039
                                                                                          ------------
        Total Liabilities................................................................       59,067
                                                                                          ------------

NET ASSETS
    Applicable to 1,659,408 shares; $.10 par value; 10,000,000 shares authorized ........ $ 44,801,256
                                                                                          ============
    Net asset value, offering and redemption price per share
       ($44,801,256 / 1,659,408 shares).................................................. $      27.00
                                                                                          ============

SOURCE OF NET ASSETS
    Paid-in capital...................................................................... $ 29,900,986
    Undistributed net investment income..................................................        9,083
    Accumulated net realized gain on investments.........................................      743,762
    Net unrealized appreciation of investments...........................................   14,147,425
                                                                                          ------------
        Net Assets....................................................................... $ 44,801,256
                                                                                          ------------
------------------------------------------------------------------------------------------------------


                            STATEMENT OF OPERATIONS
                       7 Months Ended December 31, 1996

INCOME
   Dividends............................................................................. $    683,977
   Interest..............................................................................      120,200
                                                                                          ------------
      Total Income.......................................................................      804,177
                                                                                          ------------

EXPENSES
   Advisory fees (Note 2)................................................................      177,939
   Registration fees (Note 2)............................................................       18,720
   Administrative services fees (Note 2).................................................       17,500
   Audit fees............................................................................       17,278
   Shareholder services fees (Note 2)....................................................       16,592
   Custodian fees (Note 2)...............................................................       12,552
   Accounting/Pricing services fees (Note 2).............................................       11,667
   Printing and postage fees.............................................................        9,157
   Directors' fees.......................................................................        6,406
   Legal fees............................................................................        4,407
   Miscellaneous fees....................................................................        3,970
                                                                                          ------------
      Total Expenses.....................................................................      296,188
                                                                                          ------------
   Tax credit............................................................................        6,369
                                                                                          ------------
      Net Expenses.......................................................................      289,819
                                                                                          ------------
         Net Investment Income...........................................................      514,358
                                                                                          ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments......................................................      749,571
   Net increase in unrealized appreciation of investments................................    1,414,784
                                                                                          ------------
      Net gain on investments............................................................    2,164,355
                                                                                          ------------
         Net increase in net assets resulting from operations............................ $  2,678,713
                                                                                          ============

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS


                                                  7 Months
                                                     Ended         Year Ended    Year Ended
                                                  December 31,      May 31,       May 31,
                                                      1996            1996          1995
                                                -------------   -------------  ------------
OPERATIONS
   Net investment income......................  $     514,358   $     854,333  $    737,061
   Net realized gain on investments...........        749,571       2,277,319     1,177,804
   Net increase in unrealized appreciation
     of investments...........................      1,414,784       6,391,511     2,819,135
                                                -------------   -------------  ------------
       Net increase in net assets resulting
          from operations.....................      2,678,713       9,523,163     4,734,000

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income
     ($0.580, $0.540 and $0.540 per
     share, respectively).....................       (936,276)       (788,687)     (692,621)
   Distributions from net realized gains
     from security transactions ($1.210, $0.945
     and $1.275 per share, respectively)......     (1,910,237)     (1,357,531)   (1,590,137)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from the
     net change in the number of
     outstanding shares (a)...................      2,089,016       3,783,914     3,793,151
                                                -------------   -------------  ------------
       Total increase in net assets...........      1,921,216      11,160,859     6,244,393

  NET ASSETS AT THE BEGINNING
         OF THE PERIOD........................     42,880,040      31,719,181    25,474,788
                                                -------------   -------------  ------------

NET ASSETS AT THE END OF THE PERIOD
   (including undistributed net investment
     income of $9,083, $431,001 and
     $365,355, respectively)..................  $  44,801,256   $  42,880,040  $ 31,719,181
                                                =============   =============  ============

(a) A summary of capital share transactions follows:

                                           7 Months Ended                  Year Ended                     Year Ended
                                          December 31, 1996               May 31, 1996                   May 31, 1995
                                     --------------------------    --------------------------    ----------------------------
                                      Shares         Value          Shares          Value         Shares           Value
                                     ---------   --------------    ---------    -------------    ---------     --------------
 Shares issued.................         84,152    $   2,143,395      234,168     $  5,879,301      251,048     $   5,232,197
 Shares reinvested from net
     investment income and capital
     gains distributions.......         96,302        2,447,768       80,419        1,841,377      102,301         1,968,319
                                      ---------   --------------    ---------    -------------    ---------     --------------
                                       180,454        4,591,163      314,587        7,720,678      353,349         7,200,516
 Shares redeemed...............        (98,426)      (2,502,147)    (156,417)      (3,936,764)    (167,783)       (3,407,365)
                                      ---------   --------------    ---------    -------------    ---------     --------------
     Net increase..............         82,028    $   2,089,016      158,170     $  3,783,914      185,566     $   3,793,151
                                      =========   ==============    =========    =============    =========     ==============

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

Note 1. - Significant Accounting Policies - Stratton Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into or exchangeable for common stock. Due to the inherent risks of investments there can be no assurance that the objective of the Fund will be achieved. The Fund has changed its fiscal and tax year end from May 31 to December 31, commencing with December 31, 1996. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

          A. Investments and Related Income: The investments in securities are carried at market value in the accompanying financial statements. Securities traded on a national exchange or securities quoted on the NASD National Market System are valued at the last sale price. Other over-the-counter securities and securities traded on exchanges for which there is no sale are valued at the mean between the closing bid and asked prices. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are based on the specific identification method for both financial reporting and federal income tax purposes.

          B. Federal Income Taxes: No provision is made for federal income taxes as the Fund intends to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

          C. Use of Estimates in Financial Statements: In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Note 2. - During the seven months ended December 31, 1996, the Fund paid advisory fees aggregating $177,939 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to FPS Services, Inc. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Administrator, Accounting Agent and Transfer Agent, FPS Services, Inc. ("FPS"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. FPS received fees of $16,592 for providing shareholder services, $17,500 for certain administrative services and $11,667 for accounting/pricing services during the seven months ended December 31, 1996. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and FPS, the Custodian reallows a portion of its custody fee to FPS for certain services delegated to FPS. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned subsidiary of FPS, serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $7,849,565 and $8,068,315, respectively, for the seven months ended December 31, 1996.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                                 7 Months
                                                                  Ended                  Years Ended May 31,
                                                                 12/31/96  --------------------------------------------
                                                                 12/31/96   1996      1995     1994     1993     1992
                                                                 --------  -------   -------  -------  -------  -------
Net Asset Value, Beginning of Year..............................  $27.18   $22.35    $20.65   $20.89   $20.55   $19.75
                                                                 --------  -------   -------  -------  -------  -------

 Income From Investment Operations
 ---------------------------------
 Net investment income..........................................   0.312    0.556     0.537    0.510    0.560    0.640
 Net gains on securities (both
   realized and unrealized).....................................   1.298    5.759     2.978    0.665    1.160    1.320
                                                                 --------  -------   -------  -------  -------  -------
    Total from investment operations......                         1.610    6.315     3.515    1.175    1.720    1.960
                                                                 --------  -------   -------  -------  -------  -------

 Less Distributions
 ------------------
 Dividends (from net investment
   income)......................................................  (0.580)  (0.540)   (0.540)  (0.510)  (0.565)  (0.725)
 Distributions (from capital gains).............................  (1.210)  (0.945)   (1.275)  (0.905)  (0.815)  (0.435)
                                                                 --------  -------   -------  -------  -------  -------
    Total distributions.........................................  (1.790)  (1.485)   (1.815)  (1.415)  (1.380)  (1.160)
                                                                 --------  -------   -------  -------  -------  -------

  Net Asset Value, End of Year..................................  $27.00   $27.18    $22.35   $20.65   $20.89   $20.55
                                                                 ========  =======   =======  =======  =======  =======

  Total Return..................................................    6.40%   29.62%    18.61%    5.92%    8.91%   10.57%

Ratios/Supplemental Data
------------------------
 Net assets, end of year (in 000's)............................. $44,801   $42,880   $31,719  $25,475  $25,315  $25,311
 Ratio of expenses to average
   net assets...................................................    1.17%*   1.16%     1.31%    1.34%    1.39%    1.35%
 Ratio of net investment
   income to average net assets.................................    2.08%*   2.28%     2.70%    2.51%    2.76%    3.20%
 Portfolio turnover rate........................................   20.32%   15.41%    42.54%   49.81%   35.34%   59.76%
 Average commission rate paid.............                       $0.0537      N/A       N/A      N/A      N/A      N/A

                                                                    1991     1990     1989
                                                                   -------  -------  -------
Net Asset Value, Beginning of Year..............................   $19.66   $21.84   $19.48
                                                                   -------  -------  -------

 Income From Investment Operations
 ---------------------------------
 Net investment income..........................................    0.720    0.820     0.55
 Net gains on securities (both
   realized and unrealized).....................................    0.650    0.200     3.83
                                                                   -------  -------  -------
    Total from investment operations............................    1.370    1.020     4.38
                                                                   -------  -------  -------

 Less Distributions
 ------------------
 Dividends (from net investment
   income)......................................................   (0.820)  (0.710)   (0.53)
 Distributions (from capital gains).............................   (0.460)  (2.490)   (1.49)
                                                                   -------  -------  -------
    Total distributions.........................................   (1.280)  (3.200)   (2.02)
                                                                   -------  -------  -------

  Net Asset Value, End of Year..................................   $19.75   $19.66   $21.84
                                                                   =======  =======  =======

  Total Return..................................................     7.58%    4.94%   24.25%

Ratios/Supplemental Data
------------------------
 Net assets, end of year (in 000's).............................   $25,111  $23,407  $20,268
 Ratio of expenses to average
   net assets...................................................     1.41%    1.38%    1.41%
 Ratio of net investment
   income to average net assets.................................     3.94%    4.09%    2.79%
 Portfolio turnover rate........................................    56.78%   54.80%   49.85%
 Average commission rate paid...................................      N/A      N/A      N/A

---------------
*   Annualized


                See accompanying notes to financial statements.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Stratton Growth Fund, Inc.

          We have audited the accompanying statement of assets and liabilities of Stratton Growth Fund, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the seven months then ended, the statement of changes in net assets for the seven months then ended and for the two years ended May 31, 1996, and the financial highlights for the seven months then ended and for each of the five years ended May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc. as of December 31, 1996, the results of its operations for the seven months then ended, the changes in its net assets for the seven months then ended and for the two years ended May 31, 1996, and the financial highlights for the seven months then ended and for each of the five years ended May 31, 1996, in conformity with generally accepted accounting principles.

Philadelphia, PA
January 13, 1997                                            TAIT, WELLER & BAKER

                            SHAREHOLDER INFORMATION

Minimum Investment
------------------
The minimum amount for the initial purchase of shares of Stratton Growth Fund is $2,000. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange
------------------
Shares of Stratton Growth Fund may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Monthly Dividend Shares, Inc. of Stratton Small-Cap Yield Fund, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Growth Fund reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Monthly Dividend Shares or Stratton Small-Cap Yield Fund should be obtained and read prior to making any such exchange.

Income Dividend and Capital Gains Distribution
----------------------------------------------
Stratton Growth Fund expects to distribute all of each year's net investment income and net realized capital gains in July and December.

Systematic Withdrawal Plan
--------------------------
Investors who either own or purchase Stratton Growth Fund shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

Share Price Information
-----------------------
The daily share price of Stratton Growth Fund can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as Growth. The Fund's stock ticker symbol is STRGX.

Retirement Plans
----------------
Stratton Growth Fund's IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

General Information on SGF
--------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726

Existing Shareholder Account Services
-------------------------------------
Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-441-6580

Investment Portfolio Activities
-------------------------------
Questions regarding Stratton Growth Fund's investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases Only to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FPS SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797

 This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Growth Fund, Inc.

SGF  STRATTON
     GROWTH FUND, INC.

Directors                          Investment Advisor

LYNNE M. CANNON                    STRATTON MANAGEMENT COMPANY
JOHN J. LOMBARD, JR.               Plymouth Meeting Executive Campus
HENRY A. RENTSCHLER                610 W. Germantown Pike, Suite 300
MERRITT N. RHOAD, JR.              Plymouth Meeting, PA 19462-1050
ALEXANDER F. SMITH                 Telephone: 610-941-0255
RICHARD W. STEVENS
JAMES W. STRATTON


Officers                           Transfer Agent and Dividend Paying Agent

JAMES W. STRATTON                  FPS SERVICES, INC.
Chairman                           3200 Horizon Drive, P.O. Box 61503
                                   King of Prussia, PA 19406-0903
JOHN A. AFFLECK                    Telephones: 610-239-4600 . 800-441-6580
President

GERARD E. HEFFERNAN
JOANNE E. KUZMA
FRANK H. REICHEL, III
Vice President

PATRICIA L. SLOAN
Secretary and Treasurer

                                   Independent Accountants
JAMES A. BEERS
CAROL L. ROYCE                     TAIT, WELLER & BAKER
Assistant Secretary                2 Penn Center Plaza, Suite 700
Assistant Treasurer                Philadelphia, PA 19102-1707